UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 19, 2018

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification
Number)
3838 West Parkway Boulevard Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant’s telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

⃞	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of December 19, 2018, the Board of Directors of USANA Health Sciences, Inc. (the “Company”) acted unanimously to appoint Ms. Peggie Pelosi as an additional director of the Company, for an initial term expiring at the Company’s 2019 Annual Meeting of Shareholders. Ms. Pelosi has not been appointed to any Committees of the Board of Directors at this time.

Ms. Pelosi is a corporate social responsibility/sustainability practitioner. Since 2005, Ms. Pelosi has been the founding partner and strategic advisor at Orenda Connections, a corporate social responsibility consultancy in Toronto, Ontario, Canada. She is also an Instructor in the Certificate Program in corporate social responsibility at the University of St. Michael's College in the University of Toronto, and a part-time professor in sustainable business management post graduate studies at Seneca College, Faculty of Business in Toronto. Since 2015, she has also served as the Executive Director of Innovators Alliance, a network of CEO’s focused on sustainable and profitable growth through innovation.

Prior to her career and academic work in corporate social responsibility and sustainability, Ms. Pelosi served as a member of the Company’s management team, first as Executive Director of Sales for Canada and then as Vice President of Network Development. She worked for the Company until 2004. While at the Company, Ms. Pelosi began the program that would evolve into the USANA True Health Foundation, and this led to her interest in corporate social responsibility. Prior to her roles at the Company, Ms. Pelosi had 15 years of direct selling leadership experience. Ms. Pelosi has also previously served on the Board of Directors of a number on non-profit organizations including the Children’s Hunger Fund and Big Brothers Big Sisters of Toronto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release issued by USANA Health Sciences, Inc. dated December 19, 2018 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

		By:	/s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer

Date:	December 19, 2018